Exhibit 10.8

Execution Version

DATED 23 FEBRUARY 2011

2020 CHINA HOLDINGS, LTD.

and

SURFMAX INVESTMENT PARTNERS LIMITED

SUPPLEMENTAL AGREEMENT TO

AGREEMENT IN RESPECT OF

THE ISSUE OF NOTE

BY

2020 CHINA HOLDINGS, LTD.

Deacons

Solicitors & Notaries

5th Floor

Alexandra House

18 Chater Road

Central

Hong Kong

www.deaconslaw.com

Fax : 28100431

Tel : 28259211

THIS AGREEMENT is made on the 23rd day of February 2011

BETWEEN:

(1)                                  2020 China Holdings, Ltd., a company incorporated in the Cayman Islands, whose registered office is at the offices of Walkers Corporate Services Limited, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands (“Issuer”);  and

(2)                                  Surfmax Investment Partners Limited, a company incorporated in the British Virgin Islands, whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“Investor”).

WHEREAS:

(A)                              The Parties entered into an agreement dated 11 February 2011 in respect of the issue of note by the Issuer (the “Subscription Agreement”).

(B)                                The Parties are desirous of entering into this Agreement upon the terms contained herein.

NOW IT IS HEREBY AGREED as follows:

1.                                               INTERPRETATION

1.1                                         Unless the context otherwise requires or save as defined herein, terms defined in the Subscription Agreement shall have the same respective meanings as used herein.

1.2                                         In this Agreement, “Agreement” means this Agreement as varied or amended from time to time in accordance with the provisions of clause 13.5 of the Subscription Agreement.

2.                                               AMENDMENTS TO THE SUBSCRIPTION AGREEMENT

The Parties agree that the Subscription Agreement shall be amended in the following manner:

(a)                        by deleting the definition of “Note” in clause 1.1 and replacing it with the following:

““Note” means the note in the principal sum of US$25,648,415.62, to be issued by the Issuer to the Investor in accordance with the terms of this Agreement with the benefit of and subject to the provisions of the Conditions;”; and

(b)                       by deleting clause 5.7 and replacing it with the following:

“The Investor agrees that if there is an acceleration of any of the periods set out in clause 6.4(c)(i) to (iii) (both inclusive) of the Deed, priority shall be given to Datai Bay and SHK to dispose of their respective attributable interests in the shares of AGL based on their respective outstanding principal amount of the New Bonds PROVIDED ALWAYS THAT if any liquidity event (either by way of the IPO or pre-IPO disposal of interest in AGL) allows Datai Bay and SHK to recover not less than the entire principal amount of their respective outstanding New Bonds, the Investor shall be entitled to participate with tag along rights and/or co-sale rights in that disposal and in any subsequent disposals.”.

3.                                               AMENDMENTS TO THE NOTE

The Parties agree that the Conditions shall be amended by deleting Condition 8.3 and replacing it with the following:

“Subject to all applicable laws and regulations, Shares shall be allotted and issued to the Noteholder in such number as to represent 49% of the issued share capital of the Issuer in the event that the New Bonds have not expired or terminated.  If the New Bonds have expired or terminated, Shares shall be allotted and issued to the Noteholder in such number as to represent 96.3% of the issued share capital of the Issuer.  Upon a conversion, the two existing shares in the Issuer shall be cancelled.”

4.                                               MISCELLANEOUS

4.1                                          Save as amended herein, all the other terms and provisions of the Subscription Agreement shall remain unchanged and shall continue in full force and effect.  In the event of any discrepancies between the terms and provisions in the Subscription Agreement and those contained in this Agreement, the terms and provisions in this Agreement shall prevail.

4.2                                          This Agreement is supplemental to and shall be construed as one document with the Subscription Agreement.

4.3                                          Clauses 1, and 7 to 14 of the Subscription Agreement shall apply to this Agreement.

4.4                                          This Agreement shall become effective on the date the authorised representatives of the respective Parties execute this Agreement.

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IN WITNESS WHEREOF the Parties have executed this Agreement on the day and year first above written.

SIGNED by	)	/s/ Adrian Chan
)
duly authorised for and on behalf of	)
2020 China Holdings, Ltd	)
in the presence of:	)

SIGNED by	)	/s/ Tse Shiu Wah
)
duly authorised for and on behalf of	)
Surfmax Investment Partners Limited	)
in the presence of:	)